SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                             SECURITIES ACT OF 1934
       Date of Report (Date of earliest event reported): November 13, 2001

                       GREYSTONE DIGITAL TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

        33-24536-A                                  84-1107140
   (Commission File No.)                (IRS Employer Identification No.)

                             4950 MURPHY CANYON ROAD
                               SAN DIEGO, CA 92123
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (858) 874-7000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 1: CHANGE IN CONTROL

In connection with GreyStone's previously announced business transaction with KIBOGA Systems, Inc., ("Kiboga") a Texas Corporation, whereby GreyStone will issue shares of its common stock and will be issuing additional shares owing to the antidilution provision in that Agreement. Please see the FORM 8K filing made on or about September 27, 2001. In that filing GreyStone announced that it had entered into an Agreement with Kiboga. The following discussion regarding that Agreement is qualified in its entirety and is incorporated herein by reference to that FORM 8K.

GreyStone and Kiboga entered into a Lease Agreement, executed on or about September 27, 2001 whereby, Kiboga agreed to deliver substantially all of its revenue and profits for a term of 99 years to GreyStone. GreyStone agreed to issue 20,000,000 shares of its common stock subject to additional share issuances to Kiboga if GreyStone issues additional shares. If Kiboga does not meet certain limited milestones, as previously disclosed Kiboga would be obligated to return up to 5,000,000 shares. If Kiboga does meet all milestones, GreyStone, in addition to antidilution issuances, may also be obligated to issue and additional 15,000,000 shares to Kiboga. The lease Agreement initially required $700,000 dollars to be paid to Kiboga within 30 days after execution. To date GreyStone has not paid any cash consideration to Kiboga. Kiboga has not informed GreyStone that the $700,000 is currently required.

On October 12, 2001 approximately 60.8% of the voting power of GreyStone, acting by written consent, approved the transaction with Kiboga, including the shares issuances.

In or around mid October 2001 GreyStone issued and delivered 29,614,274 shares of its common stock to Kiboga, after giving effect to the antidilution provisions of the Agreement. . The shares are restricted securities within the meaning of the Federal Securities laws and have not been registered or qualified with the SEC or any State or other government agency.

ITEM 5: OTHER

On November 5, 2001 GreyStone Digital Technology, Inc, in conjunction with Kiboga Systems, Inc., a privately held Dallas, Texas corporation, announced that it has entered into merger discussions with Provo, a privately held Mexican corporation. No assurances can be given that these discussions will result in a merger, business combination or business transaction and any transaction will be subject to a number of conditions including completion of due diligence; successful execution of a definitive binding agreement; receipt of all necessary corporate, shareholder, and governmental approvals; and other conditions customary to such transactions. A copy of the press release issued on that date is attached hereto as an Exhibit and is incorporated herein by that reference.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS
(c)      EXHIBITS

          99 Press release issued by GreyStone on November 5, 2001 announcing that GreyStone Digital Technology, Inc., has entered merger discussions with Provo.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     GREYSTONE DIGITAL TECHNOLOGY, INC.
Dated: November 13, 2001             By: /s/ RICHARD A. SMITH

                                     Richard A. Smith, Chief Executive Officer


EXHIBIT 99
                            GreyStone in Merger Talks

SAN DIEGO - November 5, 2001 -- GreyStone Digital Technology, Inc (OTC: BB:
GSTN) announced today in conjunction with Kiboga Systems, Inc., a privately held Dallas, Texas corporation, that it has entered into merger discussions with Provo, a privately held Mexican corporation, and the largest distributor of Ladatel calling cards in Mexico. Provo has stated annual revenues of $160 million USD.

Guiellermo Martinez, Provo's director of new business development, said the company hopes to enter the North American market, offering an array of products and services based on Kiboga's smart card technology. "We are very excited about this smart card's potential applications," said Martinez. "We can use it both for banking and international transfers and for non-banking transactions; to send money, to pay monthly bills and even in security systems, particularly at airports."

Based in San Diego, California, GreyStone Digital Technology's goal is to position itself as a leading provider of applications of advanced digital technology that customers use to help people solve problems, communicate, and improve their businesses, products, and services. The company is experienced in providing powerful real-time, interactive and networked software and systems for defense customers. GreyStone's products and services address a demand from military, law enforcement, and other markets such as integration of software and the application of software to new markets related to city, county, state, regional, national, and international government, law enforcement authorities and agencies; police security and surveillance authorities; intelligence agencies and authorities; and state, national, and international military agencies, departments and authorities.

This news release contains statements that are not purely historical, and as such are forward-looking statements under the federal securities laws. These include forward-looking statements regarding management's intentions, plans, hopes, beliefs, expectations or projections of the future. These forward-looking statements involve risks and uncertainties, including without limitation, acceptance of the company's products and services; additional financing requirements; the impact of competitive products or pricing; technological changes; the effect of economic conditions; the ability to successfully commercialize the company's software products; the company's dependence on key engineering, technical, and other personnel skilled in government contracting; the ability of the government to terminate contracts and subcontracts at any time; and other risks and uncertainties detailed from time to time in the company's reports filed with the Securities and Exchange Commission. One or more of these factors could affect the company's business and financial results in future periods, and could cause actual results to differ materially from plans and projections. There can be no assurance that the forward-looking statements made in this news release will prove to be accurate, and issuance of such forward-looking statements should not be regarded as a representation by the company, or any other person, that the objectives and plans of the company will be achieved. All forward-looking statements made in this news release are based on information presently available to management, and the company assumes no obligation to update any forward-looking statements.

For more information, contact: GreyStone Digital Technology, Inc. Carl Beaudet, COO 858-874-7000 cbeaudet@gstone.com